                                ADDENDUM EIGHT

                                       to

                           MANAGEMENT AGREEMENT NO. 1
                                    between
                      USBENEFITS INSURANCE SERVICES, INC.
                                      and
    THE CONTINENTAL INSURANCE COMPANY, (one of the CNA Insurance Companies)


     Management Agreement No. 1 is hereby amended as set forth below, effective as of March 30, 1996.


     Paragraph 6.2 of Section 6 - MANAGEMENT OF CLAIMS AND LOSSES is amended to read in its entirety as follows:

     Claim payments shall be made on the Company's checks issued by the Underwriting Manager in the Company's name which checks shall be drawn on the Company's accounts. Scheduled employees of the Underwriting Manager covered by the fidelity bond required by Section 11.4 hereof are authorized to issue claims checks up to $100,000, as provided in the Claims Guidelines.

     IN WITNESS WHEREOF, the parties hereto by their respective duly authorized officers have caused this Addendum Eight to be executed in duplicate this 24th day of April, 1997.

The Continental Insurance Company         USBenefits Insurance Services, Inc.


By:  /s/ PAUL V. POLACHEK                 By: /s/ CRAIG J. KELBEL
     ---------------------------              ----------------------------------
                                                  Craig J. Kelbel, President and
                                                  Chief Operating Officer

Witnessed:                                Witnessed:

/s/ KURT SCHERER                          /s/ B. RETTEW
-------------------------                 --------------------------------------

                                 ADDENDUM NINE

                                      to

                          MANAGEMENT AGREEMENT NO. 1
                                    between
                      USBENEFITS INSURANCE SERVICES, INC.
                                      and
                      THE CONTINENTAL INSURANCE COMPANY,
                     (one of the CNA Insurance Companies)


     Management Agreement No. 1 is hereby amended as set forth below, effective as of April 18, 1997.


     Paragraph 6.2 of Section 6 - MANAGEMENT OF CLAIMS AND LOSSES is amended to read in its entirety as follows:

     Claim payments shall be made on the Company's checks issued by the Underwriting Manager in the Company's name which checks shall be drawn on the Company's accounts. Scheduled employees of the Underwriting Manager covered by the fidelity bond required by Section 11.4 hereof are authorized to issue claims checks up to $250,000, as provided in the Claims Guidelines.


     IN WITNESS WHEREOF, the parties hereto by their respective duly authorized officers have caused this Addendum Nine to be executed in duplicate this 24th day of April, 1997.

The Continental Insurance Company        USBenefits Insurance Services, Inc.


By: /s/ Paul V. Polachek                 By: /s/ Craig J. Kelbel
    -----------------------------            ----------------------------------
        Paul V. Polachek                         Craig J. Kelbel, President and
                                                 Chief Operating Officer

Witnessed:                               Witnessed:


/s/ Janet L. Schaeffer                   /s/ Timothy J. Barden
---------------------------------        --------------------------------------